UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 8, 2008

SEALY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction	(Commission File Numbers)	(IRS Employer
of incorporation)		Identification No.)

Sealy Drive, One Office Parkway, Trinity, North Carolina 27370
(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02      Results of Operations and Financial Condition.

On April 8, 2008, Sealy Corporation issued a press release announcing the financial results for the fiscal quarter ended March 2, 2008. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 8.01      Other Events.

On April 8, 2008, the Company announced that its Board of Directors voted to suspend the Company’s quarterly dividend.

This decision is intended to increase the Company’s financial flexibility and will enable it to better allocate its capital in order to enhance shareholder returns over time.

Item 9.01      Financial Statements and Exhibits.

(d)                         Exhibits

99.1	Press Release dated April 8, 2008, announcing financial results for the fiscal quarter ended March 2, 2008 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEALY CORPORATION

Date: April 8, 2008
/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	Senior Vice President and General Counsel